UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2016

___________________________

ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36065 (Commission File Number)	27-0072226 (I.R.S. Employer Identification Number)

128 Sidney Street Cambridge, MA (Address of principal executive offices)		02139 (Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On November 3, 2016, Acceleron Pharma Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended September 30, 2016.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Consulting Agreement of John L. Knopf

On November 3, 2016 in connection with his previously announced retirement, John L. Knopf, the Company’s President, Chief Executive Officer and director formally resigned from each of such positions to be effective as of November 30, 2016. Dr. Knopf’s resignation was not caused by any disagreement with the Company.

Also on November 3, 2016, the Company and Dr. Knopf entered into a consulting agreement (the "Consulting Agreement"), pursuant to which Dr. Knopf will provide consulting services to the Company and serve as the Chair of the Company's Scientific Advisory Board, up to a maximum of 1.5 days per week. Dr. Knopf's position as a consultant and Chair of the Scientific Advisory Board will be effective as of December 1, 2016 and will continue until terminated by the Company or Dr. Knopf at any time, with or without cause. In exchange for Dr. Knopf's services, the Company will pay Dr. Knopf $100,000 per year. Dr. Knopf's outstanding equity awards will be administered pursuant to the applicable equity plans and award agreements.

In addition, the Consulting Agreement contains certain restrictive covenants, including non-competition, non-solicitation and confidentiality provisions, for the benefit of the Company. The foregoing summary of certain terms of the Consulting Agreement is qualified in its entirety by the terms of the Consulting Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1    Consulting Agreement, by and between John L. Knopf, Ph.D. and Acceleron Pharma Inc., dated as of November 3, 2016

99.1    Press Release of Acceleron Pharma Inc. dated November 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ John Quisel, J.D., Ph.D.
John Quisel, J.D., Ph.D.
Senior Vice President and General Counsel

Date: November 3, 2016

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